                                                                   EXHIBIT (24)


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That I, A. Dean Arganbright, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ A. Dean Arganbright

                                                                   EXHIBIT (24)

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That I, Michael S. Ariens, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ Michael S. Ariens

                                                                   EXHIBIT (24)


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That I, Richard A. Bemis, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ Richard A. Bemis

                                                                   EXHIBIT (24)


                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That I, Daniel A. Bollom, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ Daniel A. Bollom

                                                                   EXHIBIT (24)


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That I, M. Lois Bush, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ M. Lois Bush

                                                                   EXHIBIT (24)


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That I, Robert C. Gallagher, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ Robert C. Gallagher

                                                                   EXHIBIT (24)


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That I, Kathryn M. Hasselblad-Pascale, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ Kathryn M. Hasselblad-Pascale

                                                                  EXHIBIT (24)


                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That I, James L. Kemerling, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ James L. Kemerling

                                                                   EXHIBIT (24)


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

    That I, Larry L. Weyers, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of preferred securities to be issued by a business trust ("Business Trust") to be organized by this Corporation, subordinated debentures to be issued by this Corporation and the guaranty to be issued by this Corporation, of the preferred securities of the Business Trust and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such preferred securities, subordinated debentures and guaranty under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of May, 1998.

                                   /s/ Larry L. Weyers